UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 2, 2018

JBG SMITH PROPERTIES

(Exact name of Registrant as specified in its charter)

Maryland	No. 001-37994	81-4307010
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4445 Willard Avenue, Suite 400 Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 333-3600

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting

☐  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

JBG SMITH Properties (the “Company”) is filing this Current Report on Form 8-K to provide (i) the Unaudited Pro Forma Consolidated and Combined Statement of Operations for the year ended December 31, 2017, and (ii) certain historical financial statements that were initially included in the Company’s Registration Statement on Form S-11 (No. 333-220498) and the Current Report on Form 8-K filed with the SEC on July 21, 2017, in each case for the purpose of incorporating this Current Report on Form 8-K by reference into subsequent registration statements.

The following financial statements are filed as part of this report:

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

1.              JBG Real Estate Operating Assets Audited Combined Statement of Revenues and Expenses from Real Estate Operations for the year ended December 31, 2016

2.              JBG Real Estate Operating Assets Unaudited Combined Statement of Revenues and Expenses from Real Estate Operations for the six months ended June 30, 2017

3.              JBG/Operating Partners, L.P. and Subsidiaries audited financial statements for the year ended December 31, 2016

4.              JBG/Operating Partners, L.P. and Subsidiaries unaudited interim financial statements for the six months ended June 30, 2017

(b)                                 Pro Forma Financial Information

1.              JBG SMITH Properties Unaudited Pro Forma Consolidated and Combined Statement of Operations for the year ended December 31, 2017

(d)                                 Exhibits

23.1	Consent of KPMG LLP

99.1	JBG Real Estate Operating Assets Audited Combined Statement of Revenues and Expenses from Real Estate Operations for the year ended December 31, 2016

99.2	JBG Real Estate Operating Assets Unaudited Combined Statement of Revenues and Expenses from Real Estate Operations for the six months ended June 30, 2017

99.3	JBG/Operating Partners, L.P. and Subsidiaries audited financial statements for the year ended December 31, 2016

99.4	JBG/Operating Partners, L.P. and Subsidiaries unaudited interim financial statements for the six months ended June 30, 2017

99.5	JBG SMITH Properties Unaudited Pro Forma Consolidated and Combined Statement of Operations for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES

By:	/s/ Steven A. Museles
Name:	Steven A. Museles
Title:	Chief Legal Officer and Corporate Secretary

July 2, 2018